UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 7, 2019

Town Sports International Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36803	20-0640002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 US North Highway 1, Suite 201, Jupiter, Florida		33477
(Address of Principal Executive Offices)		(Zip Code)

399 Executive Boulevard, Elmsford, New York		10523
(Mailing address)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 246-6700

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.001 par value per share	CLUB	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 7, 2019, Town Sports International Holdings, Inc. (the “Company”) announced that Carolyn Spatafora would be taking a leave of absence from her role as Chief Financial Officer of the Company effective as of November 7, 2019. Ms. Spatafora is taking leave in order to attend to a medical disability. Her leave of absence is not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On November 12, 2019, the Company also announced that the Board of Directors (the “Board”) of the Company has appointed Helen Van Ness as the interim Chief Financial Officer of the Company, effective as of November 12, 2019. Ms. Van Ness, age 56, has served as a Managing Director with Alvarez & Marsal Corporate Performance Improvement, LLC, a global professional services firm (“Alvarez & Marsal”), since November 17, 2014. Pursuant to a professional services agreement between the Company and Alvarez & Marsal dated November 12, 2019 and filed herewith as Exhibit 10.1 (the “Services Agreement”), Ms. Van Ness will continue to receive her salary and benefits from Alvarez & Marsal. In connection with the appointment of Ms. Van Ness as interim Chief Financial Officer and the assignment of additional Alvarez & Marsal personnel to the Company pursuant to the Services Agreement, the Company expects to pay Alvarez & Marsal a fee of $165,000 per month for the term of the engagement under the Services Agreement.

Except as described above, there are no arrangements or understandings between Ms. Van Ness and any other persons pursuant to which Ms. Van Ness was named interim Chief Financial Officer of the Company. Ms. Van Ness does not have any familial relationship with any of the Company’s directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer. Ms. Van Ness does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1 Statement of Work, by and between Town Sports International Holdings, Inc. and Alvarez & Marsal Corporate Performance Improvement, LLC, dated as of November 12, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
(Registrant)

Date:	November 14, 2019	By:	/s/ Patrick Walsh
Patrick Walsh
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Statement of Work, by and between Town Sports International Holdings, Inc. and Alvarez & Marsal Corporate Performance Improvement, LLC, dated as of November 12, 2019.